EXHIBIT 99.1

                 EXPEDIA, INC. ANNOUNCES EXECUTIVE APPOINTMENTS

           PARTNER SUPPLY GROUP TO FOCUS WORLDWIDE SUPPLIER EXPERTISE,
                         IMPROVE SUPPLIERS' EXPERIENCE

         BELLEVUE, WASH. - THURSDAY, JULY 14 - Expedia, Inc., the soon to be spun-off travel division of IAC/InterActiveCorp (Nasdaq: IACI) today announced several executive appointments.
         Expedia, Inc. operates a diverse portfolio of brands and is the world's leading online travel company, providing a global travel marketplace for a broad range of leisure and corporate customers and travel agents. Customers can easily research, plan and purchase travel products and services from travel suppliers who are in turn able to efficiently target their products and services to Expedia, Inc.'s diverse customer base through its various websites. Expedia targets the broadest possible range of customers by leveraging the unique value proposition of each of its diverse global brands.
         EXPEDIA, INC.'S EXECUTIVE APPOINTMENTS ARE DETAILED BELOW.
         Steven McArthur is assuming responsibility for Expedia, Inc.'s North America Leisure Travel Group. This group now includes all of Expedia, Inc.'s North American leisure brands: Expedia.com, Expedia.ca, Hotels.com, Hotels.ca, Hotwire.com, Classic Custom Vacations and TripAdvisor. McArthur joined Expedia in 2004 with responsibility for Expedia.com and Expedia.ca, and brings extensive operating and strategic experience from the packaged goods, management consulting and internet industries.
         Cheryl Rosner will succeed Matt Hulett and run Expedia, Inc.'s global Corporate Travel Group, a full-service travel management company that offers travel products and services to corporate customers in the U.S. and in Europe. Rosner was previously president of Hotels.com, and has led the company's initial transition from discount hotel provider to on-line lodging expert. She has deep experience in the travel industry, including executive roles with Ian Schrager Hotels, Kimpton Hotels and Four Seasons.
         Paul Brown will lead Expedia's new Partner Services Group, reporting directly to Expedia CEO Dara Khosrowshahi. With the exception of Classic Custom Vacations, Expedia's wholesale offline travel agency business, the Partner Services Group consolidates Expedia, Inc.'s worldwide supplier relations in one centralized organization, simplifying supplier access to the company's diverse distribution channels and enhancing Expedia, Inc.'s established ability to support suppliers with innovative technology and services. Brown was previously senior vice president of strategy and development for Hotels.com and Expedia North America, and before joining Expedia was a partner with McKinsey & Company and senior vice president of Strategic Services for Intercontinental Hotel Group.
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         EXPEDIA, INC. ALSO ANNOUNCED TWO EXECUTIVE HIRES TODAY.

         Mark Gunning has been named Expedia, Inc.'s chief financial officer. Gunning has over 23 years of financial management experience and a proven track record in building world-class financial organizations. Prior to joining Expedia, he worked at AT&T Wireless, Nextlink Communications, Airtouch Communications and Price Waterhouse.
         Finally, Paul Onnen has joined Expedia as executive vice president of technology. Onnen is a recognized technology leader, and brings to Expedia a depth of experience that will help reinforce and expand innovation as a key underpinning of the company's strategy. Most recently he worked at Cisco Systems Internet business consulting group, and prior to that held senior technology positions with WebMD and Nordstrom.com.
         "These organizational enhancements support Expedia's long-standing mission to become the largest and most profitable retailer of travel in the world, by helping everyone, everywhere plan and purchase everything in travel" said Dara Khosrowshahi, CEO of Expedia, Inc. "The creation of this global supplier organization will focus our substantial supplier resources and expertise and will give our supply partners easier access to our portfolio of worldwide travel brands so we can efficiently work together towards a goal of shared success."
         On December 21, 2004, IAC/InterActiveCorp announced that its Board of Directors approved a plan to separate IAC into two publicly traded companies - Expedia, Inc. and IAC/InteractiveCorp. Expedia, Inc. includes the domestic and international operations associated with the company's well-known travel brands and IAC/InterActiveCorp includes the domestic and international operations associated with IAC's ticketing, electronic retailing, financial services and real estate businesses plus its local and media services and teleservices.
         A shareholder vote on the spin-off proposal is scheduled for July 19, 2005. More information can be found by consulting the Company's public filings with the Securities and Exchange Commission.

ABOUT IAC/INTERACTIVECORP:

IAC/InterActiveCorp (NASDAQ: IACI) operates leading and diversified businesses in sectors being transformed by the internet, online and offline... our mission is to harness the power of interactivity to make daily life easier and more productive for people all over the world. To view a full list of the companies of IAC please visit our website at http://iac.com.

ABOUT EXPEDIA, INC.:

Expedia, Inc. is one of the world's leading travel services companies. With its portfolio of leading travel brands, Expedia, Inc. empowers business and leisure travelers with the tools and information they need to easily research, plan, book and experience travel. The company also provides wholesale travel to offline retail travel agents. Expedia, Inc.'s main websites includes:
Expedia.com(R), Hotels.com(TM), Hotwire(R), Expedia(R) Corporate Travel, Trip Advisor(TM) and Classic Custom Vacations(R). Expedia, Inc. also operates international sites in Canada, United Kingdom, Germany, France, Italy. Netherlands and China through its investment in ELong(TM).
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CONTACTS:

EXPEDIA, INC. CORPORATE COMMUNICATIONS
Jason Reindorp
(425) 679-7396

INVESTOR RELATIONS
Stu Haas
(425) 679-7852

IAC CORPORATE COMMUNICATIONS
Deborah Roth
(212) 314-7254

IMPORTANT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to anticipated business prospects, new developments, pending transactions and similar matters. These forward-looking statements are necessarily estimates reflecting the best judgment of Expedia's and IAC's senior management, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These risks and uncertainties are described in Expedia's and IAC's filings with the U.S. Securities and Exchange Commission (the "SEC"). Other unknown or unpredictable factors also could have material adverse effects on Expedia's or IAC's future results, performance or achievements. In light of these risks and uncertainties, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release.

Neither Expedia nor IAC is under any obligation and neither intends to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

ADDITIONAL INFORMATION

In connection with the proposed spin-off, IAC filed a definitive proxy statement/prospectus with the SEC. Stockholders of IAC are urged to read the definitive proxy statement/prospectus because it contains important information about IAC, the proposed spin-off transaction and related matters. Investors and security holders can obtain free copies of the definitive proxy statement/prospectus by contacting Investor Relations, IAC/InterActiveCorp, Carnegie Hall Tower, 152 W. 57th Street, 42nd Floor, New York, NY 10019 (Telephone: (212) 314-7400). Investors and security holders can also obtain free copies of the definitive proxy statement/prospectus and other documents filed by IAC and Expedia with the SEC in connection with the proposed spin-off transaction at the SEC's web site at www.sec.gov. In addition to the definitive proxy statement/prospectus, IAC files, and Expedia will file, annual, quarterly and current reports, proxy statements and other information with the SEC, each of which should be available at the SEC's web site at www.sec.gov. You may also read and copy any reports, statements and other information filed by IAC or Expedia at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information. IAC and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of IAC stockholders to approve the proposed spin-off transaction, which transaction will be considered for approval by IAC stockholders at the 2005 Annual Meeting of Stockholders on July 19, 2005. Directors, executive officers and certain members of management and other employees of IAC may have interests in the transaction as described in the definitive proxy statement/prospectus, including as a result of current holdings of options or shares of IAC stock and future holdings of options or shares of Expedia stock, which will be impacted in the transaction. Information regarding IAC and the equity interests of its directors and officers who may be deemed to be participants in the solicitation of proxies is contained in the definitive proxy statement/prospectus, which was filed with the SEC on June 17, 2005 and first mailed to stockholders of IAC on or around June 20, 2005. Additional information regarding the interests of such potential participants may be included in other relevant documents to be filed with the SEC in connection with the proposed spin-off transaction.

In connection with its previously announced, pending acquisition of Ask Jeeves, Inc. ("Ask Jeeves"), IAC filed a definitive proxy statement/prospectus of Ask Jeeves and IAC and other relevant documents with the SEC. Ask Jeeves stockholders should read the definitive proxy statement/prospectus and other related materials because they contain important information about Ask Jeeves, IAC and the proposed merger. In addition to the documents described above, Ask Jeeves and IAC file annual, quarterly and current reports, proxy statements and other information with the SEC. The definitive combined proxy statement/prospectus and other related materials, and any other documents filed with the SEC by Ask Jeeves or IAC, are available without charge at the SEC's website at www.sec.gov, or from the companies' websites, at www.ask.com and www.iac.com, respectively. Ask Jeeves, IAC and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Ask Jeeves stockholders in connection with the proposed merger, which transaction will be considered for approval by stockholders of Ask Jeeves at a special meeting on July 19, 2005. A description of certain interests of the directors and executive officers of Ask Jeeves and a description of certain interests of the directors and executive officers of IAC is set forth in the definitive combined proxy statement/prospectus filed with the SEC on June 16, 2005, which was mailed to stockholders of Ask Jeeves on or around June 17, 2005. Additional information regarding the interests of such potential participants may be included in other relevant documents to be filed with the SEC in connection with the proposed merger.